UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2020

VIASAT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21767	33-0174996
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real

Carlsbad, California 92009

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 476-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Securities registered pursuant to Section 12(b) of the Act:

(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)
Common Stock, par value $0.0001 per share	VSAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are based on current expectations, estimates, forecasts and projections about the industries in which Viasat, Inc. (“Viasat”) operates and the beliefs and assumptions of its management. Viasat uses words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words and similar expressions to identify forward-looking statements. In addition, statements that refer to the impact of the novel coronavirus (“COVID-19”) pandemic on our business; projections of earnings, revenue, costs or other financial items; and other characterizations of future events or circumstances, are forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results to differ materially include: our ability to realize the anticipated benefits of the ViaSat-2 and ViaSat-3 class satellites and any future satellite we may construct or acquire; unexpected expenses related to our satellite projects; our ability to successfully implement our business plan for our broadband services on our anticipated timeline or at all; risks associated with the construction, launch and operation of satellites, including the effect of any anomaly, operational failure or degradation in satellite performance; the impact of the COVID-19 pandemic on our business, suppliers, consumers, customers, and employees or the overall economy; our ability to realize the anticipated benefits of our acquisitions or strategic partnering arrangements; our ability to successfully develop, introduce and sell new technologies, products and services; audits by the U.S. government; changes in the global business environment and economic conditions; delays in approving U.S. government budgets and cuts in government defense expenditures; our reliance on U.S. government contracts, and on a small number of contracts which account for a significant percentage of our revenues; reduced demand for products and services as a result of continued constraints on capital spending by customers; changes in relationships with, or the financial condition of, key customers or suppliers; our reliance on a limited number of third parties to manufacture and supply our products; increased competition; introduction of new technologies and other factors affecting the communications and defense industries generally; the effect of adverse regulatory changes (including changes affecting spectrum availability or permitted uses) on our ability to sell or deploy our products and services; changes in the way others use spectrum; our inability to access additional spectrum, use spectrum for additional purposes, and/or operate satellites at additional orbital locations; competing uses of the same spectrum or orbital locations that we utilize or seek to utilize; the effect of recent changes to U.S. tax laws; our level of indebtedness and ability to comply with applicable debt covenants; our involvement in litigation, including intellectual property claims and litigation to protect our proprietary technology; and our dependence on a limited number of key employees. Please also refer to the risk factors contained in Viasat’s Securities and Exchange Commission filings available at www.sec.gov, including Viasat’s most recent Annual Report on Form 10-K. Actual results may differ materially and adversely from those expressed in any forward-looking statements. Viasat undertakes no obligation to revise or update any forward-looking statements for any reason.

Item 7.01. Regulation FD Disclosure.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act except as may be expressly set forth by specific reference in such filing.

In connection with the offering of the Notes (as defined below), Viasat disclosed certain preliminary information regarding Viasat’s anticipated financial results for the quarter ending June 30, 2020 and outlook for fiscal year 2021.

Viasat anticipates that its financial results for the quarter ending June 30, 2020 will continue to be impacted by the COVID-19 pandemic, although it is unable to quantify the expected operational and financial impacts at this time:

●	The COVID-19 pandemic is continuing to impact Viasat’s higher-margin in-flight services business and its mobile broadband satellite communications system business in its satellite services and commercial networks segments, respectively, due to the severe decline in global air traffic and resulting downturn in the commercial aviation market. Viasat expects this negative impact on revenues and operating cash flows from its in-flight connectivity businesses to continue in fiscal year 2021, but to lessen over time with increases in passenger air traffic. In fiscal year 2020, less than 10% of Viasat’s total revenues were generated by services and products provided to commercial airlines reported in its satellite services and commercial networks segments.

●	Although Viasat’s government systems segment is continuing to perform in line with its expectations, Viasat’s government business has experienced some administrative delays on certain contractual vehicles as government customers adjust to the challenges inherent in the remote work environment resulting from the COVID-19 pandemic. As a result, Viasat anticipates that contract awards in its government systems segment in fiscal year 2021 may be more heavily weighted towards the second half of Viasat’s fiscal year.

●	Viasat’s fiscal first quarter is also typically its lightest fiscal quarter with respect to earnings generation, reflecting seasonal trends as well as the timing of awards in its government systems segment (which tend to be lighter in its first fiscal quarter). In fiscal year 2020, Adjusted EBITDA for the quarter ended June 30, 2019 represented only 21% of Adjusted EBITDA for the full fiscal year.

However, Viasat anticipates that the diversification of its businesses will provide resiliency and potential opportunities for Adjusted EBITDA growth in fiscal year 2021 (with growth weighted more heavily in the second half of the fiscal year), notwithstanding the expected near-term impact of both COVID-19 and delays in government awards. The combination of these factors is expected to result in Adjusted EBITDA for the quarter ending June 30, 2020 reflecting a lower percentage of Viasat’s projected Adjusted EBITDA for fiscal year 2021 than the percentage of fiscal year 2020 Adjusted EBITDA represented by the quarter ended June 30, 2019.

For a further discussion of the impact of the COVID-19 pandemic on Viasat’s business, operations and financial condition, including the risks associated with COVID-19, please see Viasat’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020.

Item 8.01. Other Events.

On June 17, 2020, Viasat, Inc. issued a press release pursuant to Rule 135c under the Securities Act regarding the proposed issuance of $400.0 million in aggregate principal amount of senior unsecured notes due 2028 (the “Notes”) through a private placement to qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act and outside the United States pursuant to Regulation S under the Securities Act.

Neither the press release nor this Current Report on Form 8-K constitutes an offer to sell or the solicitation of an offer to buy securities. Any offers of the securities will be made only by means of a private offering memorandum. The Notes have not been registered under the Securities Act, and may not be offered or sold in the United States except pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act and applicable state laws.

In accordance with Rule 135c(d) under the Securities Act, a copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release dated June 17, 2020 issued by Viasat, Inc.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASAT, INC.

Date: June 17, 2020	By:	/s/ Paul Castor
	Name:	Paul Castor
	Title:	Vice President, Chief Corporate Counsel